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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 SCHEDULE 14A/A


                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the Registrant  |X|

Filed by a Party other than the Registrant |_|

Check the appropriate box:
|X|   Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|_|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material Pursuant to ss.240.14a-12

                           _________________________

                           BLUE WIRELESS & DATA, INC.
                (Name of Registrant as Specified In Its Charter)
                           _________________________

Payment of Filing Fee (Check the appropriate box):

|X|  No fee required.
|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1) Title of each class of securities to which transaction applies:

      (2)   Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      (4)   Proposed maximum aggregate value of transaction:

      (5)   Total fee paid:

|_|  Fee paid previously with preliminary materials.
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing. (1) Amount Previously
     Paid:

      (2)  Form, Schedule or Registration Statement No.:

      (3)  Filing Party:

      (4)  Date Filed:


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



                           BLUE WIRELESS & DATA, INC.
                           3001 Knox Street, Suite 401
                               Dallas, Texas 75205

                            _________________________

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                            TO BE HELD APRIL 12, 2006
                           _________________________

To our Stockholders:


     You are cordially invited to attend a special meeting of the stockholders of Blue Wireless & Data, Inc., a Delaware corporation (hereinafter referred to as "our company" or "Blue Wireless"), to be held at our executive offices, located at 3001 Knox Street, Suite 401, Dallas, Texas 75205, on Wednesday, April 12, 2006 at 10:00 a.m., Central Time (the "Special Meeting"), for the following purposes as more fully described in the Proxy Statement accompanying this
Notice:

     (1) To approve an amendment to our Certificate of Incorporation to effect a 1-for-50 reverse stock split of the issued and outstanding shares of our company's common stock, such that each one (1) share of common stock issued and outstanding immediately prior to the time the amendment becomes effective shall be automatically reclassified and changed into one-fiftieth (1/50th) of a fully-paid and non-assessable share of common stock;

     (2) To approve an amendment to our Certificate of Incorporation to reduce the par value of our company's common stock from $0.01 per share to $0.001 per share, such that each one (1) share of common stock, par value $0.01 per share, issued and outstanding immediately prior to the time the amendment becomes effective shall be automatically reclassified and changed into one (1) share of common stock, par value $0.001 per share; and

     (3) To transact such other business as may properly come before the Special Meeting or any adjournment or postponement thereof.

     Our Board of Directors has fixed the close of business on March 9, 2006, as the record date for the determination of stockholders entitled to notice of, and to vote at, the Special Meeting and any adjournment or postponement thereof. Only stockholders of record of our company's common stock on the record date are entitled to vote on matters coming before the Special Meeting or any adjournment or postponement thereof. A complete list of stockholders entitled to vote at the Special Meeting will be maintained in Blue Wireless' offices at 3001 Knox
Street,  Suite 401,  Dallas,  Texas  75205,  for ten days  prior to the  Special
Meeting.

     Your vote is important. Whether or not you plan to attend the Special Meeting, please complete, sign, date and return the enclosed proxy card as promptly as possible in order to ensure your representation at the Special Meeting. A return envelope (which is postage prepaid if mailed in the United States) is enclosed for your convenience.

     If you receive more than one proxy card because your shares are registered in different names or at different addresses, each such proxy card should be signed and returned to ensure that all of your shares will be voted. The proxy card should be signed by all registered holders exactly as the shares are registered. Any person giving a proxy has the power to revoke it at any time prior to the voting of the proxy and, if you are present at the Special Meeting, you may withdraw your proxy and vote in person.

                                             By Order of the Board of Directors,

                                  SCOTT SEWELL
                                  Chief Executive Officer
Dallas, Texas
March ___, 2006

                           BLUE WIRELESS & DATA, INC.
                           3001 Knox Street, Suite 401
                               Dallas, Texas 75205

                           _________________________

                                 PROXY STATEMENT
                       FOR SPECIAL MEETING OF STOCKHOLDERS
                            TO BE HELD APRIL 12, 2006
                           _________________________


             GENERAL INFORMATION CONCERNING SOLICITATION AND VOTING

General


     The enclosed proxy is solicited on behalf of the Board of Directors of Blue Wireless & Data, Inc., a Delaware corporation (hereinafter referred to as "our company" or "Blue Wireless"), for use at the Special Meeting of Stockholders to be held at our executive offices, located at 3001 Knox Street, Suite 401, Dallas, Texas 75205, on Wednesday, April 12, 2006 at 10:00 a.m., Central Time (the "Special Meeting"), or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Special Meeting. You are invited to attend the Special Meeting to vote on the proposals described in this Proxy Statement. However, you do not need to attend the Special Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card.

     This Proxy Statement and the accompanying proxy card are being mailed on or about ____________, 2006 to all stockholders of record entitled to vote at the Special Meeting.


     This Proxy Statement contains important information regarding the Special Meeting. Specifically, it identifies the proposals on which you are being asked to vote, provides information you may find useful in determining how to vote, and describes the voting procedures. As stated in the Notice to which this Proxy Statement is attached, matters to be acted upon at the Special Meeting include
(i) an amendment to our Certificate of Incorporation to effect a 1-for-50 reverse stock split of the issued and outstanding shares of our company's common stock, such that each one (1) share of common stock issued and outstanding immediately prior to the time the amendment becomes effective shall be automatically reclassified and changed into one-fiftieth (1/50th) of a fully-paid and non-assessable share of common stock ("Proposal One"), (ii) an amendment to our Certificate of Incorporation to reduce the par value of our company's common stock from $0.01 per share to $0.001 per share, such that each one (1) share of common stock, par value $0.01 per share, issued and outstanding immediately prior to the time the amendment becomes effective shall be automatically reclassified and changed into one (1) share of common stock, par value $0.001 per share ("Proposal Two"), and (iii) the transaction of such other business as may properly come before the Special Meeting or any adjournment or postponement thereof.


Who Can Vote - Record Date


     All holders of record of shares of our common stock, par value $0.01 per share, at the close of business on March 9, 2006 (the "Record Date") are entitled to vote at the Special Meeting. As of the Record Date, 464,211,992 shares of our common stock were outstanding. On each matter to be voted upon at the Special Meeting, you have one vote for each share of common stock you own as of the Record Date.


Votes Required


     Approval of Proposal One to amend our Certificate of Incorporation to effect a 1-for-50 reverse stock split of the issued and outstanding shares of our company's common stock will require the affirmative vote of the holders of a majority of the outstanding shares of our common stock. Approval of Proposal Two to amend our Certificate of Incorporation to reduce the par value of our company's common stock from $0.01 per share to $0.001 per share will require the affirmative vote of the holders of a majority of the outstanding shares of our common stock.

Methods of Voting

     If you are a holder of record, you may vote in person by attending the Special Meeting or vote by proxy using the enclosed proxy card according to the enclosed instructions. If you receive more than one proxy card because your shares are registered in different names or at different addresses, each such proxy card should be signed and returned to ensure that all of your shares will be voted. The proxy card should be signed by all registered holders exactly as the shares are registered.

Voting by Mail

     By signing and returning the enclosed proxy card according to the enclosed instructions, you are enabling the individuals named on the proxy card to vote your shares at the Special Meeting in the manner you indicate. Your shares will be voted in accordance with the instructions you indicate on the proxy card.

     If a signed proxy is received but no instructions are indicated, the proxy will be voted as follows:

     o FOR an amendment to our Certificate of Incorporation to effect a 1-for-50 reverse stock split of the issued and outstanding shares of our company's common stock, such that each one (1) share of common stock issued and outstanding immediately prior to the time the amendment becomes effective shall be automatically reclassified and changed into one-fiftieth (1/50th) of a fully-paid and non-assessable share of common stock;

     o FOR an amendment to our Certificate of Incorporation to reduce the par value of our company's common stock from $0.01 per share to $0.001 per share, such that each one (1) share of common stock, par value $0.01 per share, issued and outstanding immediately prior to the time the amendment becomes effective shall be automatically reclassified and changed into one (1) share of common stock, par value $0.001 per share; and

     o At the discretion of the persons named in the proxy, on any other business that may properly come before the Special Meeting or any adjournment or postponement thereof.

Voting in Person

     If you plan to attend the Special Meeting and vote in person, a ballot will be provided at the Special Meeting.

Revocation of Proxy

     You may revoke your proxy at any time before it is voted at the Special Meeting. You may revoke your proxy in any one of three ways:

     |X| You may send a written notice that you are revoking your proxy to our company's Secretary prior to the voting of the proxy;

     |X| You may submit another properly completed proxy card with a later date; or

     |X| You may attend the Special Meeting and vote in person (although attending the Special Meeting without executing a ballot or executing a proxy bearing a later date will not constitute revocation of a proxy).

Quorum Requirement

     A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if the holders representing a majority of our outstanding shares as of the Record Date are present at the Special Meeting, in person or by proxy. If a quorum is not present, stockholders entitled to vote and present either in person or represented by proxy at the Special Meeting have the power to adjourn the meeting from time to time without notice until a quorum is present or represented. In that case, the persons named in the accompanying form of proxy intend to vote the shares represented by the proxies held by them for an adjournment. At any adjourned meeting at which a quorum is present, any business may be transacted that might have been transacted at the Special Meeting as originally notified.

Abstentions and Broker Non-Votes

     If you return a proxy card that indicates an abstention from voting in all matters, the shares represented will be counted as present for the purpose of determining a quorum, but they will not be voted on any matter at the Special Meeting.

     Under the rules that govern brokers who have record ownership of shares that are held in "street name" for their clients, who are the beneficial owners of the shares, brokers have discretion to vote these shares on routine matters but not on non-routine matters. Thus, if you do not otherwise instruct your broker, the broker may turn in a proxy card voting your shares "FOR" routine matters but expressly instructing that the broker is NOT voting on non-routine matters. A "broker non-vote" occurs when a broker expressly instructs on a proxy card that it is not voting on a matter, whether routine or non-routine. Broker non-votes are counted for the purpose of determining the presence or absence of a quorum but are not counted for determining the number of votes cast for or against a proposal. Proposals One and Two are non-routine matters.

Other Business

     Our Board of Directors does not intend to bring any business before the Special Meeting other than that set forth in the Notice of Special Meeting and described in this Proxy Statement, and has no information that others will do so. If other matters requiring a vote of the stockholders are properly presented at the Special Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the shares represented by the proxies held by them according to their best judgment on those matters.

Proxy Solicitation Costs

     Our company will pay the expenses of this proxy solicitation, including the preparation, assembly, printing, and mailing of proxy materials. In addition to the solicitation by mail, some of the officers and regular employees of our company may solicit proxies personally or by telephone, if deemed necessary. Our company will request brokers and other fiduciaries to forward proxy soliciting material to the beneficial owners of shares, which are held of record by the brokers and fiduciaries, and our company may reimburse them for reasonable out-of-pocket expenses incurred by them in connection therewith. Our company may elect to hire a proxy solicitor to solicit proxies for the Special Meeting. Our company estimates the fees and expenses of a proxy solicitor, if any is retained, to be approximately $5,000.



                                  PROPOSAL ONE

                  AMENDMENT TO OUR CERTIFICATE OF INCORPORATION
                         TO EFFECT A REVERSE STOCK SPLIT

Background

     Our Board of Directors has authorized a proposed amendment to our company's Certificate of Incorporation to effect a 1-for-50 reverse stock split of the issued and outstanding shares of our company's common stock, such that each one
(1) share of common stock issued and outstanding immediately prior to the time the amendment becomes effective shall be automatically reclassified and changed into one-fiftieth (1/50th) of a fully-paid and non-assessable share of common stock (the "Reverse Stock Split"). Our Board of Directors has recommended that this proposal be presented to our company's stockholders for approval. You are now being asked to vote upon this amendment to the Certificate of Incorporation to effect a 1-for-50 reverse stock split of the issued and outstanding shares of our company's common stock.

     The form of the proposed amendment to our company's Certificate of Incorporation is attached to this Proxy Statement as Appendix A, provided however, that the text of this amendment is subject to modification to include changes required by the Secretary of State of Delaware and as the Board of Directors may deem necessary or advisable to effect a reverse stock split.

     If this Proposal One is approved by the stockholders, the Reverse Stock Split will become effective upon filing the applicable certificate of amendment with the Secretary of State of Delaware. We anticipate filing the applicable certificate of amendment with the Secretary of State of Delaware in substantially the form attached as Appendix A to this Proxy Statement on or about April 13, 2006.


Principal Reasons for the Reverse Stock Split

     Our Board of Directors believes the current number of our authorized but unissued shares of common stock available is not sufficient to enable us to respond to potential business and financing opportunities and pursue important objectives that may present themselves. Accordingly, our Board of Directors believes it is in the best interests of Blue Wireless and its stockholders to effectuate the Reverse Stock Split whereby the number of issued and outstanding shares of our common stock will decrease, and as a result increase the number of authorized but unissued shares of our common stock. Our Board of Directors also believes that an increase in the number of authorized but unissued shares of our common stock will provide Blue Wireless with the flexibility to issue common stock for proper corporate purposes that may be identified by our Board of Directors from time to time, such as stock dividends (including stock splits in the form of stock dividends), financings, acquisitions, or strategic business relationships. The authorized shares of common stock in excess of those issued or reserved for issuance will be available for issuance at such times and for such corporate purposes as our Board of Directors may deem advisable without further action by our stockholders, except as may be required by applicable laws or the rules of any stock exchange or national securities association trading system on which the securities may be listed or traded. Our Board of Directors also believes that the Reverse Stock Split will have the effect of increasing the per share stock price of our common stock and that, if our company is successful in maintaining a higher stock price, the stock will generate greater interest among professional investors and institutions. As a result, it is anticipated that the shares of our common stock would have greater liquidity and marketability. Stockholders should note that no assurance can be given that the foregoing effects will occur. In particular, there is no assurance that any increase in the market price of our common stock immediately following the Reverse Stock Split will occur or be sustained.

     We have no present plans, understandings or agreements, and we are not engaged in any negotiations, that will involve the issuance of capital stock. However, our Board of Directors believes it prudent to have shares of capital stock available for such corporate purposes as our Board of Directors may from time to time deem necessary and advisable, including for acquisitions and the raising of additional capital.

Effect of the Reverse Stock Split

Basic Terms

     Under the terms of the Reverse Stock Split, every holder of record immediately prior to the time the amendment becomes effective will be entitled to receive one (1) share of common stock in exchange for every fifty (50) shares of common stock held by that holder. The common stock issued pursuant to the Reverse Stock Split will be fully paid and non-assessable and the par value of our company's common stock will change from $0.01 per share to $0.001 per share, assuming that Proposal Two is approved at the Special Meeting. The number of stockholders of record will not be affected by the Reverse Stock Split.

Voting Rights

     The Reverse Stock Split will not alter the voting and other rights of the holders of our common stock. For example, a holder of 1% of the voting power of the outstanding shares of our common stock immediately before the effective time of the Reverse Stock Split will continue to hold 1% of the voting power of the outstanding shares of our common stock after the Reverse Stock Split.

Issued and Outstanding Shares of Common Stock, and Authorized but Unissued Shares of Common Stock

     Our company is currently authorized to issue 500,000,000 shares of common stock, $0.01 par value per share. Our company has 464,211,992 shares of common stock issued and outstanding. The Reverse Stock Split will decrease the issued and outstanding shares of our common stock from 464,211,992 to 9,284,240 shares, while maintaining the current number of authorized shares of our common stock.

The Reverse Stock Split will increase significantly the number of authorized but unissued shares of our company's common stock, which will increase significantly the ability of the Board of Directors to issue authorized and unissued shares without further stockholder action. The issuance in the future of additional authorized shares may have the effect of diluting the earnings per share and book value per share, as well as the stock ownership and voting rights, of the currently outstanding shares of our company's common stock. The effective increase in the number of authorized but unissued shares of common stock may be construed as having an anti-takeover effect by permitting the issuance of shares to purchasers who might oppose a hostile takeover bid or oppose any efforts to amend or repeal certain provisions of the Certificate of Incorporation or bylaws of our company. At this time, our company does not have any specific agreements or arrangements to acquire any business or engage in any investment opportunity or otherwise to issue additional shares of our company's common stock.

     The following table sets forth approximate information relating to our common stock, both on a pre-reverse stock split and a post-reverse stock split basis:


                             Pre-Reverse Stock Split    Post-Reverse Stock Split
Authorized                        500,000,000                 500,000,000
Outstanding                       464,211,992                   9,284,240
Authorized but Unissued            35,788,008                 490,715,760

     Notwithstanding the decrease in the number of issued and outstanding shares of our common stock in connection with the Reverse Stock Split, the Reverse Stock Split is not and will not be part of a going private transaction covered by Rule 13e-3 of the Exchange Act.

Stock Options and Convertible Securities

     Commencing with the effective date of the Reverse Stock Split, all outstanding options and convertible securities entitling the holders thereof to purchase set numbers of shares of our company's common stock will be adjusted to entitle such holders to receive, upon exercise of their options or convertible securities, one-fiftieth of a share for each share underlying such holder's options or convertible securities. The per-share exercise price of such options or convertible securities will be higher than the per-share exercise price specified before the Reverse Stock Split, resulting in approximately the same aggregate price being required to be paid after the Reverse Stock Split as would have been required if such holder had exercised prior to the Reverse Stock Split. For example, the holder of options to purchase 2,000 shares of common stock at an exercise price of $0.15 per share will instead be entitled to purchase forty (40) shares at a price of $7.50 per share.

Fractional Shares Rounded Up

     The Reverse Stock Split will not alter any stockholder's percentage interest in our company's equity, except for negligible amounts resulting from the rounding up of fractional shares. In lieu of any fractional shares to which a holder of our common stock would otherwise be entitled as a result of the Reverse Stock Split (by virtue of holding a number of shares of common stock not evenly divisible by fifty or by virtue of holding fewer than fifty shares of common stock prior to the effective date of the Reverse Stock Split), we will round up any fraction of a share to the next number of whole shares of common stock. The intention of the Reverse Stock Split is not to reduce the number of our stockholders, and therefore we will not pay cash in lieu of fractional shares.

Effective Date of the Reverse Stock Split

     The effectiveness of the Reverse Stock Split is conditioned upon the filing of the applicable certificate of amendment with the Secretary of State of Delaware. We anticipate the Reverse Stock Split will become effective April 13, 2006.

Exchange of Stock Certificates

     Our transfer agent, Executive Register & Transfer, Inc., has been appointed as our exchange agent to carry out the exchange of existing common stock certificates for new common stock certificates. As soon as practicable after the effective date of the Reverse Stock Split, the transfer agent will send a letter of transmittal to each stockholder. The letter will describe the procedures for surrendering stock certificates in exchange for new common stock certificates. Upon its receipt of stock certificates and properly completed letters of transmittal, the transfer agent will issue the appropriate new stock certificates. Each new certificate representing shares of common stock issued in connection with the Reverse Stock Split will continue to bear any legends restricting the transfer of the shares that were borne by the surrendered certificate. Until surrendered as contemplated herein, all stock certificates outstanding immediately prior to the effective time of the Reverse Stock Split evidencing ownership of our common stock shall be deemed at and after the Reverse Stock Split to represent the number of full shares of common stock contemplated by the Reverse Stock Split.

Certain Federal Income Tax Consequences of the Reverse Stock Split

     The following is a discussion of certain federal income tax consequences to holders of our common stock who receive shares of our common stock as a result of the Reverse Stock Split. The discussion is based on the Internal Revenue Code of 1986, as amended, and laws, regulations, rulings and decisions in effect as of the date of this Information Statement, all of which are subject to change, possibly with retroactive effect, and to differing interpretations. No state, local or foreign tax consequences are addressed herein.

     This discussion is for general information only and does not purport to be a complete discussion or analysis of all potential tax consequences that may apply to a stockholder. In view of the varying nature of such tax consequences, stockholders are urged to consult their own tax advisors as to the specific tax consequences to them of the Reverse Stock Split, including the applicability of federal, state, local or foreign tax laws.

     We believe that, for federal income tax purposes, no gain or loss will be recognized by a stockholder who receives solely a reduced number of shares of our common stock as a result of the Reverse Stock Split. The stockholder's aggregate tax basis in shares of our common stock held immediately after the Reverse Stock Split will be equal to the stockholder's aggregate tax basis in shares of our common stock held immediately prior to the Reverse Stock Split. The stockholder will have the same holding period in the common stock as it has in such stock immediately prior to the Reverse Stock Split.

     State, local or foreign income tax consequences to stockholders may vary from the federal income tax consequences described above, and STOCKHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE CONSEQUENCES TO THEM OF THE REVERSE STOCK SPLIT UNDER ALL APPLICABLE TAX LAWS.

No Dissenters' Rights

     Under Delaware law, stockholders of our company do not have the right to dissent and obtain an appraisal of their shares with respect to the Reverse Stock Split.

Vote Required

     The affirmative vote of the holders of a majority of the outstanding shares of our common stock will be required to approve the Reverse Stock Split and the certificate of amendment to our company's Certificate of Incorporation.

Recommendation of Board of Directors

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT (PROPOSAL ONE).

                                  PROPOSAL TWO

                  AMENDMENT TO OUR CERTIFICATE OF INCORPORATION
       TO REDUCE THE PAR VALUE OF EACH SHARE OF OUR COMPANY'S COMMON STOCK
                    FROM $0.01 PER SHARE TO $0.001 PER SHARE

Background

     Our Board of Directors has authorized a proposed amendment to our Certificate of Incorporation to reduce the par value of our company's common stock from $0.01 per share to $0.001 per share, such that each one (1) share of common stock, par value $0.01 per share, issued and outstanding immediately prior to the time the amendment becomes effective shall be automatically reclassified and changed into one (1) share of common stock, par value $0.001 per share. Our Board of Directors has recommended that this proposal be presented to our company's stockholders for approval. You are now being asked to vote upon this amendment to the Certificate of Incorporation to reduce the par value of our company's common stock from $0.01 per share to $0.001 per share.

     The form of the proposed amendment to our company's Certificate of Incorporation is attached to this Proxy Statement as Appendix A.

     If Proposal Two is approved by the stockholders, the reduction of the par value of our company's common stock from $0.01 per share to $0.001 per share will become effective upon filing the applicable certificate of amendment with the Secretary of State of Delaware. We anticipate filing the applicable certificate of amendment with the Secretary of State of Delaware in substantially the form attached as Appendix A to this Proxy Statement on or about April 13, 2006.

Principal Reasons for the Par Value Reduction

     Our Board of Directors believes that reducing the par value of our company's common stock will allow our company greater flexibility in setting the consideration paid upon on original issuance of our company's common stock or an original issuance of securities exercisable for or convertible into shares of our company's common stock.

     "Par value" is a dollar value assigned to shares of capital stock by a corporation's incorporators, which is reflected in the articles of incorporation. If a corporation assigns a par value to its shares, then such par value is the minimum consideration at which such shares can legally be issued or sold. Under modern corporation law, the importance of par value has decreased. There is no minimum or maximum value requirement for par value under the Delaware General Corporation Law, Our Board of Directors believes that the current practice of public companies is to have shares with a nominal par value, such as $0.001 per share.

Effect of the Par Value Reduction

     Our company is currently authorized to issue 500,000,000 shares of common stock, $0.01 par value per share. The proposed amendment to reduce the par value of our company's common stock will change the current par value of our company's common stock and will not change the authorized shares of our company's common stock. If our stockholders approve Proposal Two, each one (1) share of common stock, par value $0.01 per share, issued and outstanding immediately prior to the time the amendment becomes effective shall be automatically reclassified and changed into one (1) share of common stock, par value $0.001 per share. The reduction in par value will simply reduce the amount of our company's stated capital and increase the amount of our company's additional paid-in capital. Our Board of Directors believes that the reduction in par value will not have any adverse effect on the existing rights of stockholders.

Effective Date of the Reverse Stock Split

     The effectiveness of the reduction in the par value of our company's common stock is conditioned upon the filing of the applicable certificate of amendment with the Secretary of State of Delaware. We anticipate the reduction in the par value of our company's common stock will become effective April 13, 2006.

No Dissenters' Rights

     Under Delaware law, stockholders of our company do not have the right to dissent and obtain an appraisal of their shares with respect to the reduction in the par value of our company's common stock.

Vote Required

     The affirmative vote of the holders of a majority of the outstanding shares of our common stock will be required to approve the reduction in the par value of our company's common stock and the certificate of amendment to our company's Certificate of Incorporation.

Recommendation of Board of Directors

     THE  BOARD  OF  DIRECTORS  RECOMMENDS  A VOTE  "FOR"  AN  AMENDMENT  TO OUR
CERTIFICATE OF INCORPORATION TO REDUCE THE PAR VALUE OF EACH SHARE OF OUR COMPANY'S COMMON STOCK FROM $0.01 PER SHARE TO $0.001 PER SHARE (PROPOSAL TWO).

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding beneficial stock ownership as of March 9, 2006 of (i) all persons known to us to be beneficial owners of more than 5% of our outstanding common stock; (ii) each director of our company and our executive officers, and (iii) all of our officers and directors as a group. Each of the persons in the table below has sole voting power and sole dispositive power as to all of the shares shown as beneficially owned by them, except as otherwise indicated.


                                                        Number of Shares                    Percent of
Name of Beneficial Owner                              Beneficially Owned(1)           Outstanding Shares(1)
MAC Partners, LP(2)                                        95,750,000                         19.5%
Dennis G. Mc Laughlin, III (2)                             42,616,811                          9.2%
Scott Sewell(2)                                            40,000,000                          8.6%
John W. Mills, III((2))                                    18,181,910                          3.9%
Christopher Chambers((2))                                      -0-                             -0-
Officers and directors as a group (four persons)          100,798,721                         21.7%


     (1) For the purposes of this table, a person is deemed to have "beneficial ownership" of any shares of common stock that such person has the right to acquire within 60 days of March 9, 2006. All percentages are calculated based upon a total of 464,211,992 shares outstanding as of March 9, 2006, plus, in the case of the person for whom the calculation is made, that number of shares of common stock such person has the right to acquire within 60 days of March 9, 2006.

     (2) The address for each such beneficial owner is 3001 Knox Street, Suite 403, Dallas, Texas 75205.

                  INTEREST OF CERTAIN PERSONS IN OR OPPOSITION
                           TO MATTERS TO BE ACTED UPON

     None of our officers, directors or any of their respective affiliates has any substantial interest in the proposal to be acted upon.

                                  OTHER MATTERS

     Our Board of Directors is not aware of any matter, other than the matters described above, to be presented for action at the Special Meeting. However, if any other proper items of business should come before the Special Meeting, it is the intention of the person or persons acting under the enclosed form of proxy to vote in accordance with their best judgment on such matters.

                           FORWARD-LOOKING STATEMENTS

     This Proxy Statement may contain certain "forward-looking" statements as such term is defined by the SEC in its rules, regulations and releases, which represent our expectations or beliefs, including but not limited to, statements concerning our operations, economic performance, financial condition, growth and acquisition strategies, investments, and future operational plans. For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the generality of the foregoing, words such as "may," "will," "expect," "believe," "anticipate," "intend," "could," "estimate," "might," or "continue" or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. These statements, by their nature, involve substantial risks and uncertainties, certain of which are beyond our control, and actual results may differ materially depending on a variety of important factors, including uncertainty related to acquisitions, governmental regulation, managing and maintaining growth, volatility of stock prices and any other factors discussed in this and other of our filings with the SEC.

                         HOUSEHOLDING OF PROXY MATERIALS

     The SEC permits companies and intermediaries (e.g. brokers) to satisfy the delivery requirements for proxy statements (and related documents) with respect to two or more stockholders sharing the same address by delivering a single proxy statement (and related documents) addressed to those stockholders. This process, which is commonly referred to as "householding," potentially means extra convenience for stockholders and cost savings for companies.

     One Proxy Statement will be delivered to multiple stockholders sharing an address unless we receive contrary instructions from one or more of the stockholders sharing such address. Upon receipt of such notice, we will undertake to promptly deliver a separate copy of this Proxy Statement to the stockholder at the shared address to which a single copy of the Proxy Statement was delivered and provide instructions as to how the stockholder can notify us that the stockholder wishes to receive a separate copy of this Proxy Statement or other communications to the stockholder in the future. In the event a stockholder desires to provide us with such notice, it may be given verbally by telephoning our offices at (214) 744-0353 or by mail to our address at Blue
Wireless & Data,  Inc.,  3001 Knox  Street,  Suite 401,  Dallas,  Texas,  75205,
Attention: Secretary.

                       WHERE YOU CAN FIND MORE INFORMATION

     We are subject to the information and reporting requirements of the Exchange Act and in accordance with the Exchange Act, we file periodic reports, documents and other information with the SEC relating to our business, financial statements and other matters. These reports and other information may be inspected and are available for copying at the offices of the SEC, 450 Fifth Street, NW, Washington, DC 20549 or may be accessed on the SEC website at www.sec.gov.

     Please mark, sign, date and return the proxy card at your earliest convenience in the enclosed return envelope. No postage is required if the proxy card is mailed in the United States. A prompt return of your proxy card will be appreciated, as it will save the expense of further mailings.


                                    By Order of the Board of Directors,




                                    SCOTT SEWELL
                                    Chief Executive Officer
Dallas, Texas
March ___, 2006

                                   Appendix A
                                   ----------
                            CERTIFICATE OF AMENDMENT
                                     OF THE
                          CERTIFICATE OF INCORPORATION
                                       OF
                           BLUE WIRELESS & DATA, INC.

     Blue Wireless & Data, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation"), does hereby certify:


     FIRST: The Board of Directors of the Corporation duly adopted resolutions setting forth a proposed amendment to the Certificate of Incorporation of the Corporation (the "Amendment"), declaring the Amendment to be advisable and calling for submission thereof to the stockholders of the Corporation. The resolution setting forth the proposed Amendment is as follows:

          RESOLVED, that it is deemed advisable and in the best interests of the Corporation to amend the Corporation's Certificate of Incorporation so as to reduce the par value of its Common Stock from $0.01 per share to $0.001 per share, and to decrease the number of issued and outstanding shares of its Common Stock, by implementing a reverse stock split of the Company's issued and outstanding shares of Common Stock; and

          FURTHER RESOLVED, that the Certificate of Incorporation of the Corporation be amended by changing Section (a) of Article Fourth so that, as amended, Section (a) of Article Fourth shall be and read in its entirety as follows:

               "(a) Authorized Capital. The total number of shares of all classes of stock which the Corporation shall have authority to issue is 510,000,000, of which 500,000,000 shares, par value of $0.001 shall be designated as Common Stock ("Common Stock"), and 10,000,000 shares, par value of $0.01, shall be designated as Preferred Stock ("Preferred Stock"). Each one (1) share of Common Stock issued and outstanding immediately prior to the time this Certificate of Amendment becomes effective shall be and is hereby automatically reclassified and changed (without any further act) into one fiftieth (1/50th) of a fully-paid and nonassessable share of Common Stock.

     SECOND: The Amendment was duly adopted in accordance with the provisions of
Section 242 of the General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, Blue Wireless & Data, Inc. has caused this Certificate of Amendment of the Certificate of Incorporation to be signed by its Chief Executive Officer on this __ day of April, 2006.

                                           BLUE WIRELESS & DATA, INC.


                                           By:
                                           -----------------------------------
                                           Scott Sewell
                                           Chief Executive Officer

                                      PROXY

                           BLUE WIRELESS & DATA, INC.
                           3001 KNOX STREET, SUITE 401
                               DALLAS, TEXAS 75205
                                 (214) 744-0353

                    PROXY FOR SPECIAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 12, 2006

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                           BLUE WIRELESS & DATA, INC.


The undersigned hereby appoints Dennis G. McLaughlin, III, John Mills and Scott Sewell, or each of them, with full power of substitution, as a proxy or proxies to represent the undersigned at the Special Meeting of Stockholders to be held at the executive offices of Blue Wireless & Data, Inc., a Delaware corporation (the "Company"), located at 3001 Knox Street, Suite 401, Dallas, Texas 75205, on Wednesday, April 12, 2006 at 10:00 a.m., Central Time, and at any adjournment or postponement thereof and to vote thereat, as designated below, all the shares of common stock of the Company held of record by the undersigned at the close of business on March 9, 2006, with all the power that the undersigned would possess if personally present, in accordance with the instructions noted hereon, as follows:


THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSALS LISTED BELOW. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED PURSUANT TO THE BOARD OF DIRECTORS' RECOMMENDATION.

PLEASE VOTE, DATE AND SIGN THIS PROXY ON THE OTHER SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Has your address changed?                 Do you have any comments?

------------------------------------      --------------------------------------

------------------------------------      --------------------------------------

------------------------------------      --------------------------------------

            Detach here if you are returning your proxy card by mail.


1. To approve an amendment to the Certificate of Incorporation to effect a 1-for-50 reverse stock split of the issued and outstanding shares of the Company's common stock, such that each one (1) share of common stock issued and outstanding immediately prior to the time the amendment becomes effective shall be automatically reclassified and changed into one-fiftieth (1/50th) of a fully-paid and non-assessable share of common stock.

      FOR |_|                           AGAINST |_|                  ABSTAIN |_|

2. To approve an amendment to our Certificate of Incorporation to reduce the par value of our company's common stock from $0.01 per share to $0.001 per share, such that each one (1) share of common stock, par value $0.01 per share, issued and outstanding immediately prior to the time the amendment becomes effective shall be automatically reclassified and changed into one
     (1) share of common stock, par value $0.001 per share.

      FOR |_|                           AGAINST |_|                  ABSTAIN |_|

3. To approve any proposal which may be submitted by the Company to adjourn the Special Meeting to a later date to solicit additional proxies in favor of Proposal One above in the event that there are not sufficient votes for approval of Proposal One at the Special Meeting.

      FOR |_|                           AGAINST |_|                  ABSTAIN |_|


|X|      Please mark votes as in this example.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS SPECIFIED ABOVE. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSALS. IN THEIR DISCRETION, THE PROXYHOLDERS ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT OR POSTPONENTMENT THEREOF.

This proxy revokes all prior proxies with respect to the Special Meeting and may be revoked prior to exercise. Receipt of the Notice of Special Meeting of Stockholders and the Proxy Statement relating to the Special Meeting is hereby acknowledged.

Mark box at right if you plan to attend the Special Meeting. |_|


Mark box at right if an address change or comment has been marked on the reverse side of this card. |_|


Please complete, sign, date and return the proxy card promptly, using the enclosed envelope.

Please print the name(s) appearing on each stock certificate(s) over which you have voting authority. If there is more than one owner of a stock certificate, each owner should sign. If shares are held by joint tenants or as community property, both should sign. Executors, administrators, trustees and others signing in a representative capacity should so indicate. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.




--------------------------------------

(Print Name(s) on Stock Certificate)


                                         Dated:
--------------------------------------         ---------------------------------

(Authorized Signature)


                                         Dated:
--------------------------------------         ---------------------------------

(Authorized Signature)